BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

(the “Fund”)

Supplement dated April 16, 2024 to the Statement of Additional Information (“SAI”) of the Fund, dated May 1, 2023, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Funds and Accounts Managed — Global Allocation V.I. Fund” is deleted in its entirety and replaced with the following:

Global Allocation V.I. Fund

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	23 $97.35 Billion	37 $38.48 Billion	18 $3.31 Billion	0 $0	7 $533.4 Million	3 $265.8 Million
Russ Koesterich, CFA, JD	12 $30.51 Billion	8 $18.08 Billion	9 $0.28 Million	0 $0	0 $0	0 $0
David Clayton, CFA, JD1	12 $30.51 Billion	8 $18.08 Billion	7 $0.22 Million	0 $0	0 $0	0 $0

[1]	Effective June 30, 2024, David Clayton, CFA, JD will retire from BlackRock, Inc. and will no longer serve as a portfolio manager of the Fund.

The sub-section entitled “Discretionary Incentive Compensation” with respect to the portfolio managers of the Fund is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Messrs. Rieder, Koesterich and Clayton

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1- and 5-year periods, as applicable, is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Russ Koesterich, CFA, JD Rick Rieder David Clayton, CFA, JD1	BlackRock Global Allocation V.I. Fund	S&P 500 Index, FTSE World ex-US Index, ICE BofA Current 5-Year Treasury Index and FTSE Non-US Dollar World Government Bond Index

[1]	Effective June 30, 2024, David Clayton, CFA, JD will retire from BlackRock, Inc. and will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.